CONSENT OF MEMBERS

                        OF TS&W SMALL CAP VALUE FUND LLC


  THIS WRITTEN CONSENT IS SOLICITED ON BEHALF OF TS&WSMALL CAP VALUE FUND, LLC, BY THOMPSON, SIEGEL & WELMSLEY, INC., AS MANAGING MEMBER, TO: 1) APPROVE THE
        COMBINATION OF TS&W SMALL CAP VALUE FUND LLC WITH PBHG SMALL CAP
         VALUE FUND; AND 2) TO AMEND TS&W SMALL CAP VALUE FUND'S LIMITED
                          LIABILITY COMPANY AGREEMENT.


                  In accordance with the applicable provisions of the Virginia Limited Liability Company Act and the limited liability company agreement of TS&W SMALL CAP VALUE FUND LLC (the "Company"), a Virginia limited liability company, the undersigned, constituting the members of the Company (the "Members"), hereby votes as follows with respect to the proposals set forth below:

PROPOSAL 1:                APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION.

                           Approval of the Agreement & Plan of Reorganization between the Company and PBHG Funds, acting on behalf of PBHG Small Cap Value Fund, that provides for the combination of the Company with PBHG Small Cap Value Fund (the "Reorganization").

                        [  ] FOR         [  ] AGAINST       [  ] ABSTAIN

PROPOSAL 2:                APPROVAL OF AMENDMENT TO THE OPERATING AGREEMENT.

                            Approval of an amendment to the Company's limited
                           liability agreement to provide for the redemption of unitholders who do not consent to participate in the Reorganization, as described in the Combined Proxy Statement and Prospectus dated June ____, 2003.

                        [  ] FOR         [  ] AGAINST       [  ] ABSTAIN

                            [SIGNATURE PAGE FOLLOWS]


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                  IN WITNESS WHEREOF, the undersigned member of TS&W Small Cap
Value Fund LLC has executed this action of members as of the day set forth below, with the understanding that this action may be executed in multiple counterparts.


NOTE: ALL JOINT OWNERS SHOULD SIGN. WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE OR GUARDIAN, OR AS CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME AND INDICATE THE SIGNER'S OFFICE. IF A PARTNER, SIGN IN THE PARTNERSHIP NAME.

                                              ------------------------
                                              NAME OF MEMBER


                                              ----------------------------------
                                              SIGNATURE OF MEMBER OR
                                              AUTHORIZED REPRESENTATIVE


                                              ------------------------
                                              DATE

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